UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2010 (February 18, 2010)

KEY ENERGY SERVICES, INC.
 (Exact name of registrant as specified in its charter)

Maryland	001-08038	04-2648081
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 McKinney Street, Suite 1800 Houston, Texas	77010
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

Key Energy Services, Inc. (the “Company”) held its fourth quarter and full-year 2009 earnings conference call on February 18, 2010. The conference call was available live via teleconference and the internet. A replay of the call will remain available for one week after February 18, 2010, and can be accessed by calling (800) 642-1687 and using the access code 50936218.

As was previously announced in the press release issued by the Company on February 17, 2010, management stated on the call that, for full-year 2010, the Company (i) expects capital expenditures to approximate $140 million; (ii) projects United States-based revenue to increase approximately 15% to 20% compared to 2009; and (iii) projects international revenue to increase approximately 50% to 60% compared to 2009.

Regarding full-year 2010 capital expenditure guidance, management also indicated on the call that, in addition to the $140 million estimated for full-year 2010, the Company has identified growth opportunities that, if warranted, could result in approximately $150 million of additional capital expenditures spent or committed during 2010.

Regarding full-year 2010 revenue guidance, management further indicated on the call that the Company forecasts (i) the effect of the United States and international revenue guidance described above to result in an aggregate revenue increase for the Company of approximately 20% to 30% compared to 2009, with international revenue accounting for approximately 25% of the aggregate revenue expectations; (ii) revenue from its Well Servicing segment to increase approximately 15% to 20% compared to 2009; (iii) revenue from its Production Services segment to increase approximately 30% to 35% compared to 2009; (iv) revenue from its Mexico operations to increase approximately 15% to 20% compared to 2009; (v) revenue from its Argentina operations to increase approximately 20% to 25% compared to 2009; and (vi) revenue from its Russia operations to account for approximately 60% to 65% of the increase in international revenue.

In addition, management also indicated on the call that, not including reinstatement of any temporary costs associated with the wage and benefit reductions implemented in 2009 (which management believes approximated $0.25 per share in savings during full-year 2009), the Company expects the 2010 general and administrative cost quarterly run-rate to increase approximately $5 million compared to the fourth quarter 2009 results, attributable to a full year of consolidation of the Company’s joint venture in Russia and costs associated with compensation-related equity awards. Management indicated that, based on assumptions provided during the call, incremental profit before income taxes (“PBT”) margins from 2009 to 2010 may approach 40%. The assumptions discussed on the call include revenue increases as described above, that temporary wage and benefit costs are not being reinstated, that pricing will be sufficient to cover inflationary costs attributable to items such as labor and reactivation of idled equipment as market activity increases but does not include any incremental pricing in excess of these costs. Incremental PBT margins between two periods are calculated by dividing the difference in PBT between the two periods, by the difference in revenues between the same two periods.

PBT for this purpose is equivalent to income before taxes and noncontrolling interest, except that PBT for full year 2009 excludes the impact of the $159.8 million pre-tax charges for service rig retirements and asset impairments in the third quarter of 2009. For a reconciliation of PBT as defined to the comparable GAAP financial measures, please refer to the Company’s website at www.keyenergy.com, and then click on “Investor Relations” and “Non-GAAP Reconciliations.”

The information contained in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

* * * *

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Any matters that are not of historic fact are forward-looking statements. These forward-looking statements are based on the Company’s current expectations, estimates and projections about Company, its industry, its management’s beliefs and certain assumptions made by management. No assurance can be given that such expectations, estimates or projections will prove to have been correct. Whenever possible, these forward-looking statements are identified by words such as “expects,” “believes,” “anticipates” and similar phrases.

Such forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict, including, but not limited to: risks that the Company will be unable to achieve financial and operational projections, including projections of revenues and/or operating income margins, either for the Company as a whole or for specific geographic regions or business segments individually, based on uncertain expectations of customer activity and spending levels, as well as expectations regarding performance of the Company’s international businesses; risks associated with economic conditions in the United States and globally, including continued economic uncertainty and instability in global credit markets; risks affecting activity levels for the Company’s services, including possible declines or continued instability of commodity prices and inability of customers to increase, or customers even decreasing, their capital budgets and activity levels; availability of credit under the Company’s revolving credit facility and related liquidity risks; risks that the Company will be unable to identify growth opportunities warranting additional capital expenditures and/or that such investments, if made, will generate adequate returns; risks that the Company will be unable to identify or complete acquisitions and will be unable to successfully integrate acquired or joint venture operations; risks affecting foreign operations, including renewal of contracts subject to competitive bidding in Mexico, expanded operations through the Company’s joint venture in Russia, and economic and labor conditions in Argentina; and other risks affecting the Company’s ability to maintain or improve operations, including its ability to maintain prices for services under market pricing pressures, the impact of rig capacity in the market, weather risk, the impact of possible reinstatement of temporary wage and benefit reductions and other increases in general and administrative expenses.

Because such statements involve risks and uncertainties, the Company’s actual results and performance may differ materially from the results expressed or implied by such forward-looking statements. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. Other important risk factors that may affect the Company’s business, results of operations and financial position are discussed in its most recently filed Annual Report on Form 10-K, recent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K and in other Securities and Exchange Commission filings. Unless otherwise required by law, the Company also disclaims any obligation to update its view of any such risks or uncertainties or to announce publicly the result of any revisions to the forward-looking statements made here. However, readers should review carefully reports and documents that the Company files periodically with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEY ENERGY SERVICES, INC.

Date: February 19, 2010	By:	/s/ Kimberly R. Frye

Kimberly R. Frye
Senior Vice President and General Counsel